Summary Prospectus	January 27, 2017
RiverPark Focused Value Fund Retail Class Shares Institutional Class Shares Class C Shares* * Class C Shares are not currently being offered for sale to investors.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 27, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
RiverPark Focused  Value Fund (“RiverPark Value” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

	Retail	Institutional	Class C
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None	1.00%
Other Expenses[1]	0.70%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.35%	0.97%	1.97%
Fee Waiver and/or Expense Reimbursement Plus Management Fees Subject to Recovery[2]	(0.10%)	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.00%	2.00%

1
Other Expenses, which include administration, transfer agency, custodian, administrative servicing and shareholder servicing fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares. Other Expenses for the Class C Shares are based on the estimated Other Expenses of the Institutional Class Shares. Other Expenses include a shareholder servicing fee of up to 0.25% for the Retail Class Shares and an administrative servicing fee of up to 0.15% for each of the classes to be used for non-distribution related services including providing shareholder accounting, client support and other services associated with maintaining shareholder accounts on various brokerage platforms.

2
RiverPark Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed contractually to waive its fees and to reimburse expenses of the Fund , including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 1.00% for the Institutional Class Shares, 1.25% for the Retail Class Shares and 2.00% for the Class C Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2018 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$127	$418	$730	$1,615
Institutional	$102	$318	$552	$1,225
Class C	$203	$627	$1,078	$2,327

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

RiverPark Value seeks long-term capital appreciation by investing in equity securities of companies that RiverPark Advisors, LLC, the Fund’s investment adviser (“RiverPark” or the “Adviser”), believes, based on the Adviser’s internal research, are trading at substantial discounts to intrinsic value. This intrinsic value determination is derived from a detailed, independent assessment of a company’s current financial and strategic position and projections about future revenue, profitability and capital structure.

Under normal circumstances, the Fund will invest primarily in the securities of U.S. companies with market capitalizations in excess of $10 billion (“Large Capitalization Companies”), but it may also invest in the securities of smaller companies and companies outside the U.S.

In selecting its investments, the Adviser will buy when it determines that securities are selling at a substantial discount to the Adviser’s estimate of intrinsic value. These opportunities may arise when a company’s share price has fallen relative to the Adviser’s assessment of value or when the Adviser’s assessment of value has grown relative to a company’s share price.

The Adviser will focus its research on situations that are likely to create significant distortions in the market’s perception of value, such as spin-offs, mergers and acquisitions, changes of corporate management and other corporate events. Also, as a value investor, the Adviser may be attracted to companies whose shares have undergone a significant price decline. It is important to note, however, that in each of these situations, the triggering event is merely a starting place for more intensive research and not an automatic or mechanical signal to buy.

Finally, a strong sell discipline is essential to the Adviser’s overall value approach. The Adviser will generally have a specific price target in mind when entering a position and will constantly monitor each position as the stock price approaches such target.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

Limited Operating History Risk. The Fund is an open-ended investment company with less than one year of operations. The Fund is designed for long-term investors and not as a trading vehicle.

Equity Securities Risks. The Fund invests primarily in equity securities. Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund investments, regardless of the performance or expected performance of companies in which the Fund invests.

Value Stock Risk. The Fund invests in value stocks. When value investing is out of favor, the Fund’s share price may decline even though the companies the Fund invests in have sound fundamentals. In addition, investing in value stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values.

Market Risk. Because the Fund invests a substantial portion of its assets in common stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market in which the Fund invests, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

During the period of time shown in the bar chart, the highest quarterly return was 4.57% for the quarter ended September 30, 2016 and the lowest quarterly return was (6.97%) for the quarter ended March 31,  2016.

The performance table below shows how the Fund’s actual since inception annual returns for the period ended December 31, 2016 compared to that of the Fund’s benchmarks (Morningstar Large Value Category (sourced Morningstar Principia) and the Russell 1000 Value Index):

Average Annual Total Returns	1 Year	Since Inception (3/31/2015)
Institutional Class Shares (RFVIX)
Return Before Taxes	(3.31%)	(10.52%)
Return After-Tax on Distributions*	(3.67%)	(10.85%)
Return After-Tax on Distributions and Sale of Fund Shares*	(1.87%)	(8.08%)
Retail Class Shares (RFVFX)
Return Before Taxes	(3.58%)	(10.71%)
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	7.57%
Morningstar Large Value Category (reflects no deduction for fees, expenses or taxes)	14.59%	5.43%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management
Investment Adviser
RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

David Berkowitz, Co-Chief Investment Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has been since inception. Mr. Berkowitz has been associated with the Adviser since 2014.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $100,000. Class C Shares will have a minimum initial investment of $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise the minimum is $100. Transactions received, in good order, before the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) receive the next calculated net asset value.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Please see also, “ADDITIONAL TAX INFORMATION,” in the Prospectus, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-010-0300